UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2020 (October 18, 2020)

           ConocoPhillips

(Exact Name of Registrant as Specified in
Its Charter)

Delaware	001-32395	01-0562944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 N. Eldridge Parkway Houston, Texas 77079
(Address of Principal Executive Offices, Including Zip Code)

                            (281) 293-1000

(Registrant’s Telephone Number, Including Area Code)

                                       Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP-718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 18, 2020, ConocoPhillips, a Delaware corporation (“ConocoPhillips”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Concho Resources Inc. (“Concho”) and Falcon Merger Sub Corp., a wholly owned subsidiary of ConocoPhillips (“Merger Sub”).

The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, (1) Merger Sub will be merged with and into Concho (the “Merger”), with Concho surviving and continuing as the surviving corporation in the Merger, and, (2) at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of Concho (other than certain Excluded Shares and Converted Shares (each as defined in the Merger Agreement)) will be converted into the right to receive 1.46 (the “Exchange Ratio”) shares of common stock of ConocoPhillips (the “Merger Consideration”).

The Merger Agreement also specifies the treatment of outstanding Concho equity awards in connection with the Merger, which shall be treated as follows at the Effective Time: (1) each outstanding award of restricted common stock of Concho (other than an award that fully vests by its terms at the Effective Time) will be converted into an award in respect of a number of shares of restricted common stock of ConocoPhillips equal to the product of the number of shares of common stock of Concho subject to the award multiplied by the Exchange Ratio; (2) each outstanding award of restricted common stock of Concho that fully vests by its terms at the Effective Time will vest and be converted into the right to receive the Merger Consideration in respect of each share subject to the award; (3) each outstanding award of performance units (other than any such award that might be granted following the execution of the Merger Agreement) will vest (with applicable performance goals deemed satisfied at 200% of target (which is two-thirds of maximum performance) for active employees and based on actual performance for former employees) and be converted into the right to receive an amount in cash equal to the value of the Merger Consideration in respect of each share subject to the award; and (4) each outstanding award of performance units granted following the execution of the Merger Agreement will be converted into a time-vesting award in respect of a number of shares of restricted common stock of ConocoPhillips equal to the product of the target number of shares of common stock of Concho subject to the award multiplied by the Exchange Ratio.

The board of directors of ConocoPhillips has unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the issuance of the shares of common stock of ConocoPhillips (the “ConocoPhillips Stock Issuance”), are fair to, and in the best interests of, ConocoPhillips stockholders, (2) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the ConocoPhillips Stock Issuance, (3) resolved to recommend that the ConocoPhillips stockholders approve the ConocoPhillips Stock Issuance and (4) approved the execution, delivery and performance by ConocoPhillips of the Merger Agreement and the consummation of the transactions contemplated thereby.

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the receipt of the required approvals from ConocoPhillips stockholders and Concho stockholders, (2) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (3) the absence of any governmental order or law that makes consummation of the Merger illegal or otherwise prohibited, (4) the effectiveness of the registration statement on Form S-4 to be filed by ConocoPhillips pursuant to which the shares of ConocoPhillips common stock to be issued in connection with the Merger are registered with the Securities and Exchange Commission (the “SEC”), and (5) the authorization for listing of ConocoPhillips common stock to be issued in connection with the Merger on the NYSE. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement, and the receipt of an officer’s certificate from the other party to such effect.

The Merger Agreement contains customary representations and warranties of ConocoPhillips and Concho relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of ConocoPhillips and Concho, including, subject to certain exceptions, covenants relating to conducting their respective businesses in the ordinary course consistent with past practice, excluding any commercially reasonable deviations due to COVID-19, and to refraining from taking certain actions without the other party’s consent. ConocoPhillips and Concho also agreed to use their respective reasonable best efforts to cause the Merger to be consummated and to obtain expiration or termination of the waiting period under the HSR Act, subject to certain limitations set forth in the Merger Agreement.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of ConocoPhillips and Concho will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. ConocoPhillips is required to call a meeting of its stockholders to approve the ConocoPhillips Stock Issuance and, subject to certain exceptions, to recommend that its stockholders approve the ConocoPhillips Stock Issuance. Concho is required to call a meeting of its stockholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement.

The Merger Agreement contains termination rights for each of ConocoPhillips and Concho, including, among others, if the consummation of the Merger does not occur on or before April 30, 2021. Upon termination of the Merger Agreement under specified circumstances, including the (1) termination by ConocoPhillips in the event of a change of recommendation by the Concho board of directors or (2) termination by ConocoPhillips because Concho, its subsidiaries or any of its directors or officers willfully and materially breached its non-solicitation obligations, Concho would be required to pay ConocoPhillips a termination fee of $300 million. In addition, upon termination of the Merger Agreement under specified circumstances, including (1) the termination by Concho in the event of a change of recommendation by the ConocoPhillips board of directors or (2) termination by Concho because ConocoPhillips, its subsidiaries or any of its directors or officers willfully and materially breached its non-solicitation obligations, ConocoPhillips would be required to pay Concho a termination fee of $450 million. In addition, if the Merger Agreement is terminated because of a failure of ConocoPhillips’ stockholders or Concho’s stockholders to approve the applicable proposals, ConocoPhillips or Concho, as applicable, may be required to reimburse the other party for its expenses in an amount equal to $142.5 million or $95 million, respectively. In no event will either party be entitled to receive more than one termination fee, net of any expense reimbursement.

Prior to the Effective Time, ConocoPhillips is required to take all necessary corporate action so that upon and after the Effective Time, the size of the board of directors of ConocoPhillips is increased by one member, and, prior to the consummation of the Merger, Concho’s current Chairman and Chief Executive Officer (provided he remains in such positions as of immediately prior to the consummation of the Merger, or else a member of the board of directors of Concho mutually agreed between Concho and ConocoPhillips) is appointed to the board of directors of ConocoPhillips to fill the vacancy created by such increase. ConocoPhillips is required to take all necessary action to nominate such director for election to the board of directors of ConocoPhillips in the proxy statement relating to the first annual meeting of ConocoPhillips’ stockholders following the consummation of the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about ConocoPhillips. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ConocoPhillips’ public disclosures.

Item 8.01	Other Events.

On October 19, 2020, ConocoPhillips and Concho issued a joint press release announcing the entry into the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 19, 2020, in connection with the announcement of the Merger Agreement, ConocoPhillips intends to hold a conference call available to investors and the public. Details for accessing the conference call can be found in the press release attached as Exhibit 99.1 hereto. A presentation (the “Investor Presentation”) for reference during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of October 18, 2020, among ConocoPhillips, Falcon Merger Sub Corp. and Concho Resources Inc.

99.1	Joint press release, dated October 19, 2020, issued by ConocoPhillips and Concho Resources Inc.

99.2	Investor Presentation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

Forward-Looking Statements

This communication relates to a proposed business combination transaction between ConocoPhillips and Concho. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, and the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. Words and phrases such as “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond our control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in these forward-looking statements: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas and the resulting actions in response to such changes, including changes resulting from the imposition or lifting of crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries; changes in commodity prices; changes in expected levels of oil and gas reserves or production; operating hazards, drilling risks, unsuccessful exploratory activities; unexpected cost increases or technical difficulties in constructing, maintaining, or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; investment in and development of competing or alternative energy sources; disruptions or interruptions impacting the transportation for oil and gas production; international monetary conditions and exchange rate fluctuations; changes in international trade relationships, including the imposition of trade restrictions or tariffs on any materials or products (such as aluminum and steel) used in the operation of ConocoPhillips’ business; ConocoPhillips’ ability to collect payments when due under ConocoPhillips’ settlement agreement with PDVSA; ConocoPhillips’ ability to collect payments from the government of Venezuela as ordered by the ICSID; ConocoPhillips’ ability to liquidate the common stock issued to ConocoPhillips by Cenovus Energy Inc. at prices ConocoPhillips deems acceptable, or at all; ConocoPhillips’ ability to complete ConocoPhillips’ other announced dispositions or acquisitions on the timeline currently anticipated, if at all; the possibility that regulatory approvals for ConocoPhillips’ other announced dispositions or acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of such announced dispositions, acquisitions or ConocoPhillips’ remaining business; business disruptions during or following ConocoPhillips’ other announced dispositions or acquisitions, including the diversion of management time and attention; the ability to deploy net proceeds from such dispositions in the manner and timeframe ConocoPhillips currently anticipates, if at all; potential liability for remedial actions under existing or future environmental regulations and adverse results in litigation matters, including the potential for litigation related to the proposed transaction; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; general domestic and international economic and political conditions; changes in fiscal regime or tax, environmental and other laws applicable to the combined company’s business; disruptions resulting from extraordinary weather events, civil unrest, war, terrorism or a cyber attack; ConocoPhillips’ ability to successfully integrate Concho’s businesses and technologies; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that ConocoPhillips or Concho will be unable to retain and hire key personnel; the risk associated with ConocoPhillips’ and Concho’s ability to obtain the approvals of their respective stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; uncertainty as to the long-term value of ConocoPhillips’ common stock; and the diversion of management time on transaction-related matters. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ConocoPhillips’ and Concho’s respective periodic reports and other filings with the SEC, including the risk factors contained in ConocoPhillips’ and Concho’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, neither ConocoPhillips nor Concho undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, ConocoPhillips intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of ConocoPhillips and Concho and that also constitutes a prospectus of ConocoPhillips. Each of ConocoPhillips and Concho may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that ConocoPhillips or Concho may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of ConocoPhillips and Concho. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about ConocoPhillips, Concho and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ConocoPhillips will be available free of charge on ConocoPhillips’ website at http://www.conocophillips.com or by contacting ConocoPhillips’ Investor Relations Department by email at investor.relations@conocophillips.com or by phone at 281-293-5000. Copies of the documents filed with the SEC by Concho will be available free of charge on Concho’s website at https://ir.concho.com.

Participants in the Solicitation

ConocoPhillips, Concho and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ConocoPhillips, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in ConocoPhillips’ proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2020, and ConocoPhillips’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 18, 2020, as well as in Forms 8-K filed by ConocoPhillips with the SEC on May 20, 2020 and September 8, 2020, respectively. Information about the directors and executive officers of Concho, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Concho’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 16, 2020, and Concho’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 19, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from ConocoPhillips or Concho using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS
/s/ Shannon Kinney
Shannon Kinney
Deputy General Counsel, Chief Compliance Officer and Corporate Secretary

October 19, 2020